UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K/A

______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2006

MORNINGSTAR, INC.

(Exact name of registrant as specified in its charter)

Illinois	000-51280	36-3297908
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

225 West Wacker Drive	60606
Chicago, Illinois	(Zip Code)
(Address of principal executive offices)

(312) 696-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

__________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.      Completion of Acquisition or Disposition of Assets.

On March 1, 2006, Morningstar, Inc. (Morningstar), an Illinois corporation, filed with the Securities and Exchange Commission a Current Report on Form 8-K announcing the completion of its acquisition of all the outstanding capital stock of Ibbotson Associates, Inc. (Ibbotson), an Illinois corporation, from Roger G. Ibbotson, Jody L. Sindelar, The Timothy Ibbotson-Sindelar Spray Trust, and The Tyler Ibbotson-Sindelar Spray Trust.

As permitted under Items 9.01(a) and (b) of Form 8-K, Morningstar indicated that it would file financial statements and pro forma financial information required under Item 9.01 of Form 8-K no later than the date required. This Current Report on Form 8-K/A provides the required financial information and amends Item 9.01(a) and (b) of the initial Current Report on Form 8-K filed by Morningstar on March 1, 2006.

Audited Consolidated Financial Statements for the year ended June 30, 2005 of Ibbotson are attached hereto as Exhibit 99.2. Unaudited Consolidated Financial Statements as of December 31, 2005 and for the six months ended December 31, 2005 and 2004 are attached hereto as Exhibit 99.3. Unaudited Pro Forma Condensed Consolidated Financial Statements, derived from the historical consolidated financial statements of Morningstar and Ibbotson and adjusted to reflect the material effects directly attributable to Morningstar’s acquisition of Ibbotson are attached hereto as Exhibit 99.4. Each of these exhibits is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(a)           Financial statements of business acquired.

Independent Auditor’s Report on the Ibbotson Associates, Inc. Consolidated Balance Sheet as of June 30, 2005 and the related Statements of Operations, Stockholders’ Equity, and Cash Flows for the year ended June 30, 2005.

Ibbotson Associates, Inc. Audited Consolidated Balance Sheet as of  June 30, 2005 and the Consolidated Statements of Operations, Stockholders’ Equity, and Cash Flows for the year ended June 30, 2005.

Ibbotson Associates, Inc. Unaudited Consolidated Balance Sheet as of December 31, 2005 and the Unaudited Consolidated Statements of Operations and Cash Flows for the six months ended December 31, 2005 and 2004.

 (b)          Pro forma financial information.

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2005 and Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2005.

 (d)          Exhibits:

Exhibit No.	Description
2.1

Stock Purchase Agreement dated as of December 9, 2005 by and among Morningstar, Inc., Roger G. Ibbotson, Jody L. Sindelar, The Timothy Ibbotson-Sindelar Spray Trust, and The Tyler Ibbotson-Sindelar Spray Trust (incorporated by reference to Exhibit 2.1 of Morningstar Inc.’s Current Report on Form 8-K filed on December 14, 2005).

23.1	Consent of McGladrey & Pullen, LLP.

99.1	Press Release dated March 1, 2006 (incorporated by reference to Exhibit 99.1 of Morningstar’s Current Report on Form 8-K filed on March 1, 2006).

99.2	Ibbotson Associates, Inc. and Subsidiaries Audited Consolidated Financial Statements as of June 30, 2005 and for the year then ended.

99.3

Ibbotson Associates, Inc. and Subsidiaries Unaudited Consolidated Balance Sheet as of December 31, 2005 and the Unaudited Consolidated Statements of Operations and Cash Flows for the six months ended December 31, 2005 and 2004.

99.4	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2005 and Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORNINGSTAR, INC.

Date: May 12, 2006	By:	/s/ Martha Dustin Boudos
	Name:	Martha Dustin Boudos
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1

Stock Purchase Agreement dated as of December 9, 2005 by and among Morningstar,Inc., Roger G. Ibbotson, Jody L. Sindelar, The Timothy Ibbotson-Sindelar Spray Trust, and The Tyler Ibbotson-Sindelar Spray Trust (incorporated by reference to Exhibit 2.1 of Morningstar Inc’s Current Report on Form 8-K filed on December 14, 2005).

23.1	Consent of McGladrey & Pullen, LLP.

99.1	Press Release dated March 1, 2006 (incorporated by reference to Exhibit 99.1 of Morningstar Inc’s Current Report on Form 8-K filed on March 1, 2006).

99.2	Ibbotson Associates, Inc. and Subsidiaries Audited Consolidated Financial Statements as of June 30, 2005 and for the year then ended.

99.3

Ibbotson Associates, Inc. and Subsidiaries Unaudited Consolidated Balance Sheet as of December 31, 2005 and the Unaudited Consolidated Statements of Operations and Cash Flows for the six months ended December 31, 2005 and 2004.

99.4	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2005 and Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2005.